UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 2013

AMERICAN BAR ASSOCIATION MEMBERS /

NORTHERN TRUST COLLECTIVE TRUST

(Exact Name of Registrant as Specified in Charter)

Illinois	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street Chicago, Illinois		60603
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 630-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On February 20, 2013, Northern Trust Investments, Inc. (the “Trustee”), as trustee of the American Bar Association Members/Northern Trust Collective Trust, entered into an Investment Advisor Agreement with Cortina Asset Management, LLC (“Cortina Asset Management”) pursuant to which, on or about March 12, 2013, Cortina Asset Management began providing investment advisory services with respect to a portion of the Small-Mid Cap Equity Fund. The target allocation for Cortina Asset Management is 20% of the assets of the Small-Mid Cap Equity Fund.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Investment Advisory Agreement filed as Exhibit 10.35 hereto and which is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.35	Investment Advisor Agreement by and between Northern Trust Investments, Inc. and Cortina Asset Management, LLC, dated February 20, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / NORTHERN TRUST COLLECTIVE TRUST

Date: March 14, 2013	By:	/s/ Randal Rein
Name: Randal Rein
Title: Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.35	Investment Advisor Agreement by and between Northern Trust Investments, Inc. and Cortina Asset Management, LLC, dated February 20, 2013.

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